UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 28, 2005

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 – Regulation FD Disclosure

NovaStar Financial, Inc. will be presenting at the Friedman, Billings, Ramsey 2005 Investor Conference in New York City on November 30, 2005 at 2:00 p.m. Eastern time. The presentation data is included as Exhibit 99 and is incorporated herein by reference.

References to the registrant’s website do not incorporate by reference the information on the registrant’s website into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99	2005 FBR Investor Conference Presentation Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: November 28, 2005	/s/ GREGORY S. METZ
Gregory S. Metz Chief Financial Officer

Exhibit Index

Exhibit Number
99	2005 FBR Investor Conference Presentation Data.